Convertible Note and Notes Payable (Details) - Schedule of unamortized debt discount, fair value of conversion feature, and accrued interest - USD ($) $ in Thousands	Apr. 26, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule Of Unamortized Debt Discount Fair Value Of Conversion Feature And Accrued Interest Abstract
Unamortized debt discount	$ 230	$ 657	$ 1,942
Fair value of conversion feature	4,094	3,488	$ 2,380
Accrued interest	$ 1,375	$ 1,136